UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 20, 2004

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


        Nevada                          0-26321                  98-0204105
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)


    14 Inverness Drive East, Building H, Suite 236, Englewood, Colorado 80112
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 483-0044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

    On September 20, 2004, Gasco Energy, Inc. (the "Company") completed the second and final part of a disposition of a net profits interest of between 18.75% and 25% in a total of 8 oil and gas wells in the Company's Riverbend exploitation area in Utah. The purchasers in this transaction were Red Oak Capital Management, LLC, MBG, LLC and MBGV Partition, LLC, ("Red Oak Investors") each of which is unrelated to the Company.

    The closing of the second portion of this transaction resulted in the sale by the Company of a net profits interest of between 18.75% and 25% in each of the following Company-operated wells: Wilkin Ridge State 12-32-10-17, Federal 44-20-9-19 and Federal 24-20-9-19. The Company received cash in the amount of $1,390,960 which represented the purchase price for the second portion of the transaction less adjustments of $96,123 for net revenue minus lease operating expense for the properties from June 2004 and $49,953, representing a commission to Red Oak Capital Management, the purchasers' financial advisor, which the Company agreed to pay. The total consideration received by the Company for both portions of this transaction was cash in amount of $4,314,984, net of adjustments and commissions.

    As previously announced, the completion of the first portion of this transaction resulted in the sale by the Company of a net profits interest of between 18.75% and 25% in each of the following Company-operated wells: Gate Canyon State 31-21-11-15, Federal 11-21-9-19, Federal 11-22-9-19, Lytham
22-22-9-19 and Federal 32-31-9-19.

    We are the operator for each of the 8 wells in this transaction and maintain a working interest in these properties of between 75% and 100%. Our economic net revenue interest in these wells, which has been reduced by other net profits interests, prior to this transaction, was between 36% and 49% in the properties associated with these wells prior to this transaction. As of August 31, 2004, seven of the eight wells were producing with aggregate gross and net daily production of approximately 2,800 Mcf and 1,100 Mcf, respectively.

Item 9.01.        Financial Statements and Exhibits

          (a)  None.

          (b)  Pro Forma  Condensed  Consolidated  Balance  Sheet as of June 30,
               2004 and Pro Forma Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2004 and for the year ended December 31, 2004.

          (c)  Exhibits:

               2.1 Net Profits Purchase Agreement between Gasco Production Company, Red Oak Capital Management, LLC, MBG, LLC and MBGV Partition, LLC, dated August 6, 2004. Incorporated by reference to Exhibit 2.1 of the Company's current report on Form 8-K filed September 7, 2004.

               2.2 Purchase Supplement to Net Profits Purchase Agreement between Gasco Production Company, Red Oak Capital Management, LLC, MBG, LLC and MBGV Partition, LLC, dated August 20, 2004. Incorporated by reference to Exhibit 2.2 of the Company's current report on Form 8-K filed September 7, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GASCO ENERGY, INC.


October 13, 2004                              By: /s/ W. King Grant
                                                 -----------------
                                                 W. King Grant
                                                 Chief Financial Officer






                               GASCO ENERGY, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2004
                                   (Unaudited)


                                                                                         Disposition
                                              As Reported        Adjustments              Pro Forma
ASSETS

  Current Assets                               $16,629,790         4,314,984   a          $ 20,944,774

  Property, Plant and Equipment, net            35,593,693        (4,314,984)  a            31,278,709

  Other Assets                                     122,593                                     122,593
                                              ------------         -------------           -----------

TOTAL ASSETS                                  $ 52,346,076           $         -          $ 52,346,076
                                              ============           ===========          ============


LIABILITIES AND STOCKHOLDERS' EQUITY

  Current Liabilities                          $ 3,491,796                                 $ 3,491,796

  Noncurrent Liabilities                         2,563,627                                   2,563,627

   Stockholders' Equity
     Series B Convertible Preferred Stock                5                                           5
     Common Stock                                    6,463                                       6,463
     Additional Paid In Capital                 73,808,707                                  73,808,707
     Deferred Compensation                       (837,399)                                   (837,399)
     Accumulated Deficit                      (26,556,828)                                (26,556,828)
     Treasury Stock                              (130,295)                                   (130,295)
                                              ------------            ----------          ------------
  Total Stockholders' Equity                    46,290,653                                  46,290,653
                                              ------------            ----------          ------------

TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY                                      $52,346,076           $                     $52,346,076
                                               ===========           ===========           ===========

               See accompanying pro forma notes to the condensed
                             financial information.




                               GASCO ENERGY, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                   (Unaudited)

                                                                                                 Disposition
                                                    As Reported         Adjustments               Pro Forma

 Total Revenues                                      $1,577,078          (343,756)   b            $ 1,233,322

 Total Costs and Expenses                             2,842,145           (62,220)   b              2,884,927
                                                                           105,002   c

Net Loss                                            (1,265,067)          (386,538)                (1,651,605)

Preferred stock dividends                             (112,886)                                     (112,886)
                                                     ----------         -----------              ------------

Net Loss Attributable to Common Stockholders      $ (1,377,953)        $ (386,538)              $ (1,764,491)
                                                  =============        ===========              =============

Net Loss per Common Share - Basic and Diluted         $  (0.02)          $  (0.01)                  $  (0.03)
                                                      =========          =========                  =========

Weighted Average Common Shares
  Outstanding - Basic and Diluted                    59,271,942                                    59,271,942
                                                     ==========                                    ==========






                See accompanying pro forma notes to the condensed
                             financial information.





                               GASCO ENERGY, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                   (Unaudited)

                                                                                 Disposition
                                                             As Reported         Adjustments              Pro Forma

 Total Revenues                                                   $1,275,430           (52,582)   b           $1,222,848

 Total Costs and Expenses                                          3,792,268            (6,891)   b            3,828,551
                                                                                         43,174   c

Loss Before Cumulative Effect of Change in
   Accounting Principle                                          (2,516,838)           (88,865)              (2,605,703)

Cumulative Effect of Change in Accounting Principle                  (9,687)                  -                  (9,687)
                                                                 -----------           ---------              ----------

Net Loss                                                         (2,526,525)           (88,865)              (2,615,390)

Preferred stock dividends                                          (304,172)                                   (304,172)
                                                                 -----------            --------             -----------

Net Loss Attributable to Common Stockholders                   $ (2,830,697)        $   (88,865)            $ (2,919,562)
                                                               =============          ===========            =============

Per Common  Share Data - Basic and  Diluted  Loss
   before  cumulative  effect ofchange in accounting
   Principle                                                     $  (0.07)            $     -                $  (0.07)
  Cumulative effect of change in accounting principle                   -                   -                          -
                                                                  ----------            -------                ---------

Net Loss per Common Share - Basic and Diluted                      $  (0.07)            $     -                $  (0.07)
                                                                   =========            =======                =========

Weighted Average Common Shares
  Outstanding - Basic and Diluted                                 41,262,778                                  41,262,778
                                                                  ==========                                  ==========




                See accompanying pro forma notes to the condensed
                             financial information.

                               GASCO ENERGY, INC.
         PRO FORMA NOTES TO CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)

NOTE 1  - PRO FORMA ADJUSTMENTS

On September 20, 2004, Gasco Energy, Inc. (the "Company") completed the second and final part of a disposition of a net profits interest of between 18.75% and 25% in a total of 8 oil and gas wells in the Company's Riverbend exploitation area in Utah (the "Disposition"). The first part of the Disposition was completed on August 20, 2004. The total cash consideration received by the Company for both portions of this transaction was cash in the amount of $4,314,984. The purchase price for the Disposition was based on an effective date of November 2003. Under generally accepted accounting principles, the transaction was recorded based on the closing dates. Therefore, revenue of $396,338 and lease operating expense of $69,111 attributable to the interests in the properties sold between the effective date and the closing date are recognized by the Company. The purchase price was accordingly reduced by the amount of the revenues and increased by the amount of the lease operating expenses. In connection with the Disposition, the Company agreed to pay a 3.25% financing fee to Red Oak Investors for all amounts invested by Red Oak
Investors. At the closing of the Disposition $148,176 was paid to Red Oak Investors by the Company. The Company is recording these costs as financing fees and will expense such amounts as future investments are made by Red Oak Investors. As such, total consideration received was:

         Purchase price                     $4,790,387
         Revenue                              (396,338)
         Lease operating expense                69,111
         Financing costs                      (148,176)
                                            -----------
         Cash received                       $4,314,984
                                            ==========

Under the agreement, Red Oak Investors are to reimburse the Company for the costs incurred (excluding leasehold costs, which are the sole responsibility of the Company) by the Company in the future development of the properties in proportion to the Red Oak Investors' interest in the properties. Depletion incurred to date on the property interests sold has been insignificant.

The accompanying unaudited condensed pro forma consolidated balance sheet as of June 30, 2004 sets forth the pro forma adjustments as if the Disposition had occurred on June 30, 2004. The accompanying unaudited condensed pro forma consolidated statement of operations for the six months ended June 30, 2004 and for the twelve months ended December 31, 2003 presents the results of operations of the Company as if the Disposition had occurred at the beginning of the period presented. These statements are not necessarily indicative of future operations or the actual results that would have occurred if the Disposition had been consummated at the beginning of the period indicated. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements of the Company.

The   accompanying   unaudited  pro  forma  condensed   consolidated   financial
information reflects the following adjustments:

(a) To reflect the disposition of net profits interest of between 18.75% and 25% in a total of 8 oil and gas wells in the Company's Riverbend exploitation area in Utah and the payment of the cash purchase price.

(b) To reflect the revenue and lease operating expense related to the Disposition.

(c)  To reflect the payment of financing costs associated with the Disposition.